UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information disclosed under Item 2.03 of this Current Report on Form 8-K/A is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Duke Joint Venture Office Portfolio Tranche II & III

CB Richard Ellis Realty Trust (the “Company”) previously disclosed that Duke/Hulfish, LLC, a joint venture (the “Duke Joint Venture”) between CBRE Operating Partnership, L.P. (“CBRE OP”), the Company’s operating partnership and Duke Realty Limited Partnership (“Duke”), the operating partnership of Duke Realty Corporation (NYSE: DRE), entered into a purchase and sale agreement (the “Purchase Agreement”) with Duke, Duke Secured Financing 2009-1PAC, LLC and Duke Realty Ohio for the acquisition of up to $516,650,000 in office real property assets (the “Office Portfolio”) in a Current Report on Form 8-K filed on December 23, 2010 (the “Office Portfolio Form 8-K”). The Office Portfolio consists of 20 office properties (each a “Property” and together the “Properties”) that were to be contributed to the Duke Joint Venture in three separate tranches. On December 21, 2010, the Duke Joint Venture acquired fee interests in the first tranche of Properties as described in the Office Portfolio Form 8-K. CBRE OP owns an 80% interest and Duke owns a 20% interest in the Duke Joint Venture.

On March 24, 2011, the Duke Joint Venture acquired fee interests in the second and third tranches of Properties (the “Remaining Properties”), thus completing the acquisition of the Office Portfolio, as described further below.

Property and Market	Address	Year Built	Tenant(1)	Net Rentable Square Feet	Lease Expiration		Approximate Purchase Price(2)	Pro Rata Share of Approximate Purchase Price(3)	Percentage Leased	Acquisition Fee(4)
Norman Pointe I / Minneapolis, MN	5601 Green Valley Drive Bloomington, MN	2000	NCS Pearson, Inc.(5)	212,722	02/2017		$42,600,000	$34,080,000	100%	$511,200

Norman Pointe II / Minneapolis, MN	5600 West American Boulevard, Bloomington, MN	2007	General Services Administration(6); Hartford Fire Insurance Company(7)	324,296	02/2016; 06/2013		$46,900,000	$37,520,000	100%	$562,800

The Landings I / Cincinnati, Ohio	9997 Carver Road, Blue Ash, OH	2006	Citicorp North America(8)	175,695	01/2022		$29,659,500	$23,727,600	100%	$355,914

The Landings II / Cincinnati, Ohio	9987 Carver Road, Blue Ash, OH	2007	—	175,076	—		$26,160,500	$20,928,400	96.1%	$313,926

One Eastern Oval / Columbus, Ohio	One Eastern Oval, Columbus, Ohio	1997	—	125,031	—		$11,911,000	$9,528,800	89.4%	$142,932

Two Eastern Oval / Columbus, Ohio	Two Eastern Oval, Columbus, Ohio	1995	—	128,674	—		$12,744,000	$10,195,200	74.6%	$152,928

Weston Pointe I / Ft. Lauderdale, Florida	2400 North Commerce Parkway, Weston, FL	1999	—	97,579	—		$19,384,250	$15,507,400	87.1%	$232,611

Weston Pointe II / Ft. Lauderdale, Florida	2200 North Commerce Parkway, Weston, FL	2000	—	97,180	—		$23,375,950	$18,700,760	100%	$280,511

Weston Pointe III / Ft. Lauderdale, Florida	2250 North Commerce Parkway, Weston, FL	2003	American Intercontinental University(9)	97,178	09/2015		$23,583,550	$18,866,840	100%	$283,003

Weston Pointe IV / Ft. Lauderdale, Florida	2100 North Commerce Parkway, Weston, FL	2006	General Services Administration(6)	96,175	04/2019		$28,256,250	$22,605,000	100%	$339,075

One Conway Park /Chicago, Illinois	100 Field Drive, Lake Forest, IL	1989	—	105,000	—		$15,400,000	$12,320,000	86.5%	$184,800

West Lake at Conway / Chicago, Illinois	1925 West Field Ct., Lake Forest, IL	2008	—	99,538	—		$17,575,000	$14,060,000	90.1%	$210,900

Atrium I /Columbus, Ohio	5525 Parkcenter Circle, Dublin, OH	1996	Nationwide Mutual Insurance Company(10)	315,102	05/2018; 05/2019	(11)	$45,250,000	$36,200,000	100%	$543,000

(1)

This column represents tenants that currently occupy more than 50,000 net rentable square feet of each Property. Properties which do not list a tenant are multi-tenant properties that do not currently have a tenant that occupies more than 50,000 net rentable square feet.

(2)	Approximate total purchase price, exclusive of customary closing costs, paid by the Duke Joint Venture for each Property.

(3)

Pro rata share of approximate purchase price is at the Company’s pro rata share of effective ownership for each of these Properties, which was funded using net proceeds of the Company’s current public offering.

(4)	Acquisition fees payable to the Investment Advisor are not included in the total acquisition cost for the Properties.

(5)	NCS Pearson, Inc. provides services, software, systems, and Internet-based technologies for the collection, management, and interpretation of data.

(6)

The General Services Administration is an independent agency of the Federal Government of the United States of America, which supplies products and communications for U.S. government offices, provides transportation and office space to federal employees and develops government-wide cost-minimizing policies and other management tasks.

(7)	Hartford Fire Insurance Company is a subsidiary of The Hartford Financial Services Group and one of the world’s leading providers of fire, marine and casualty insurance.

(8)	Citicorp North America, Inc., provides regional banking services and is a subsidiary of Citigroup, Inc. (NYSE: C).

(9)	American Intercontinental University is an international for-profit university with both physical and online campuses.

(10)	Nationwide Mutual Insurance Company is one of the nation’s largest insurance and financial services companies.

(11)	This tenant has two separate leases within this property, as they rent two separate spaces.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 24, 2011, in connection with the acquisition of the Remaining Properties as described in Item 2.01 above, the Duke Joint Venture entered into a $275,000,000 unsecured term loan (the “Term Loan Agreement”) with Wells Fargo Bank, National Association. While the term loan is non-recourse to CBRE OP and the Company, the pro rata share of the term loan obligation attributable to CBRE OP is $220,000,000 in accordance with its ownership interest in the Duke Joint Venture. The loan proceeds were used to accelerate the acquisition of the Remaining Properties. The loan has a six-month term and two six-month extension options. The term loan has an interest rate of LIBOR plus 2.50% and is fully pre-payable at any time, subject to any customary costs. An origination fee of $1,650,000 was paid to Wells Fargo Bank, National Association at the closing of the term loan.

The Term Loan Agreement contains customary representations and warrants and covenants. During the term of the loan, the Duke Joint Venture has agreed to comply with certain financial covenants related to its leverage ratio, net asset value, unencumbered leverage ratio and the inability to enter into of certain types of investments.

The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the text of the agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events.

Second Quarter Distribution

The Company’s board of trustees has approved a quarterly distribution to shareholders of $0.15 per common share for the second quarter of 2011. The distribution will be calculated on a daily basis and paid on July 15, 2011 to shareholders of record during the period from April 1, 2011 through and including June 30, 2011.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements. To be filed by amendment. Pursuant to Item 9.01 of Form 8-K, the registrant hereby undertakes to file financial statements filed in response to this item on an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Form 8-K must be filed.

(d)	Exhibits.

10.1	Loan Agreement, by and between Duke/Hulfish, LLC and Wells Fargo Bank, National Association, dated March 24, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

March 29, 2011	By:	/S/ JACK A. CUNEO
	Name:	Jack A. Cuneo
	Title:	President and Chief Executive Officer

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